                                                                      EXHIBIT 4j

                                  REAFFIRMATION

                            dated as of May 18, 2005

            Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Sixth Amended and Restated Credit Agreement dated as of May 18, 2005 by and among CMS ENERGY CORPORATION (the "COMPANY") and CMS ENTERPRISES COMPANY ("ENTERPRISES"), the financial institutions from time to time party thereto (the "LENDERS"), and CITICORP USA, INC., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders and as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

            As used herein, (i) "ENTERPRISES PLEDGE SUPPLEMENT" means the Pledge Supplement to the Pledge Agreement (as defined below), dated as of November 1, 2002, made by Enterprises, a Michigan corporation, in favor of the Collateral Agent (as defined therein); (ii) "CMSGTC PLEDGE SUPPLEMENT" means the Pledge Supplement to the Pledge Agreement (as defined below), dated as of November 1, 2002, made by CMS Gas Transmission Company, a Michigan corporation ("CMSGTC"), in favor of the Collateral Agent (as defined therein); (iii) "CMSGC PLEDGE SUPPLEMENT" means the Pledge Supplement to the Pledge Agreement (as defined below), dated as of November 1, 2002, made by CMS Generation Co., a Michigan corporation ("CMSGC"), in favor of the Collateral Agent (as defined therein);
(iv) "CMSIV PLEDGE SUPPLEMENT" means the Pledge Supplement to the Pledge Agreement (as defined below), dated as of December 8, 2003, made by CMS International Ventures, L.L.C., a Michigan limited liability company ("CMSIV"), in favor of the Collateral Agent (as defined therein); (v) "CMSEG PLEDGE SUPPLEMENT" means the Pledge Supplement to the Pledge Agreement (as defined below), dated as of December 8, 2003, made by CMS Electric & Gas, L.L.C. ("CMSEG"), a Michigan limited liability company, in favor of the Collateral Agent (as defined therein) and (vi) "COMPANY PLEDGE SUPPLEMENT" means the Pledge Supplement to the Security Agreement (as defined below), dated as of May 18, 2005, made by the Company in favor of the Collateral Agent (as defined therein).

            Without in any way establishing a course of dealing by any Agent or any Lender, the Company:

            (a) reaffirms the grant of a security interest pursuant to that certain Third Amended and Restated Pledge and Security Agreement, dated as of December 8, 2003, made by the Company in favor of the Collateral Agent (as defined therein) on behalf of and for the ratable benefit of the Lenders (the "SECURITY AGREEMENT");

            (b) hereby grants a security interest to the Collateral Agent, in all of the Company's right, title and interest, whether now owned or hereinafter acquired, in the Collateral (as defined in the Security Agreement) to secure the Secured Obligations (as defined in the Security Agreement); and

            (c) hereby grants a security interest to the Collateral Agent, in all of the Company's right, title and interest, whether now owned or hereinafter acquired, in the collateral described in Schedule I to the Company Pledge Supplement.

            Without in any way establishing a course of dealing by any Agent or any Lender, each of Enterprises and the other entities that are signatories hereto (other than the Company):

            (a) reaffirms the grant of a security interest pursuant to that certain Pledge and Security Agreement, dated as of July 12, 2002, made by Enterprises and each other Grantor (as defined therein) in favor of the Collateral Agent (as defined therein) on behalf of and for the ratable benefit of the Lenders, as amended by Amendment No. 1 to Pledge and Security Agreement dated as of May 18, 2005 (the "PLEDGE AGREEMENT");

            (b) hereby grants a security interest to the Collateral Agent, in all of such Grantor's right, title and interest, whether now owned or hereinafter acquired, in the Collateral (as defined in the Pledge Agreement) to secure the Obligations (as defined in the Pledge Agreement);

            (c) in the case of Enterprises, hereby grants a security interest to the Collateral Agent, in all of its right, title and interest, whether now owned or hereinafter acquired, in the collateral described on Schedule I to the Enterprises Pledge Supplement;

            (d) in the case of CMSGTC, hereby grants a security interest to the Collateral Agent, in all of its right, title and interest, whether now owned or hereinafter acquired, in the collateral described on Schedule I to the CMSGTC Pledge Supplement;

            (e) in the case of CMSGC, hereby grants a security interest to the Collateral Agent, in all of its right, title and interest, whether now owned or hereinafter acquired, in the collateral described on Schedule I to the CMSGC Pledge Supplement;

            (f) in the case of CMSIV, hereby grants a security interest to the Collateral Agent, in all of its right, title and interest, whether now owned or hereinafter acquired, in the collateral described on Schedule I to the CMSIV Pledge Supplement;

            (g) in the case of CMSEG, hereby grants a security interest to the Collateral Agent, in all of its right, title and interest, whether now owned or hereinafter acquired, in the collateral described on Schedule I to the CMSEG Pledge Supplement;

            (h) in the case of each Guarantor, reaffirms its unconditional guaranty of the Obligations pursuant to the Guaranty and

            (i) acknowledges and agrees that each such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the Security Agreement, the Pledge Agreement and the Guaranty shall be a reference to the Credit Agreement as the same may from time to time hereafter be amended, modified or restated.

      IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CMS ENERGY CORPORATION

By: /s/ Laura L. Mountcastle
    -------------------------------
Name:  Laura L. Mountcastle
Title: Vice President and Treasurer

CMS GAS TRANSMISSION COMPANY

By: /s/ Laura L. Mountcastle
    -------------------------------
Name:  Laura L. Mountcastle
Title: Vice President and Treasurer

CMS GENERATION CO.

By: /s/ Laura L. Mountcastle
    -------------------------------
Name:  Laura L. Mountcastle
Title: Vice President and Treasurer

CMS ENERGY RESOURCE MANAGEMENT COMPANY

By: /s/ Laura L. Mountcastle
    -------------------------------
Name:  Laura L. Mountcastle
Title: Vice President and Treasurer

CMS GENERATION MICHIGAN POWER L.L.C.

By: /s/ Laura L. Mountcastle
    -------------------------------
Name:  Laura L. Mountcastle
Title: Vice President and Treasurer

CMS ELECTRIC & GAS L.L.C.

By: /s/ Laura L. Mountcastle
    -------------------------------
Name:  Laura L. Mountcastle
Title: Vice President and Treasurer

CMS ENTERPRISES COMPANY

By: /s/ Laura L. Mountcastle
    -------------------------------
Name:  Laura L. Mountcastle
Title: Vice President and Treasurer

DEARBORN INDUSTRIAL GENERATION, L.L.C.

By: /s/ Laura L. Mountcastle
    -------------------------------
Name:  Laura L. Mountcastle
Title: Vice President and Treasurer

CMS CAPITAL, L.L.C.

By: /s/ Laura L. Mountcastle
    -------------------------------
Name:  Laura L. Mountcastle
Title: Vice President and Treasurer

CMS INTERNATIONAL VENTURES, L.L.C.

By: /s/ Laura L. Mountcastle
    -------------------------------
Name:  Laura L. Mountcastle
Title: Vice President and Treasurer

DEARBORN INDUSTRIAL ENERGY, L.L.C.

By: /s/ Laura L. Mountcastle
    -------------------------------
Name:  Laura L. Mountcastle
Title: Vice President and Treasurer

                                Signature Page to
                                  Reaffirmation
                 (Sixth Amended and Restated Credit Agreement)

AGREED AND ACKNOWLEDGED
as of the date first written above:

CITICORP USA, INC., as Collateral Agent

By: /s/ Amit Vasani
    -------------------------------
Name:  Amit Vasani
Title: Vice President

                                Signature Page to
                                  Reaffirmation
                 (Sixth Amended and Restated Credit Agreement)